UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 14, 2008

THE AES CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-12291	54-1163725
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4300 Wilson Boulevard, Suite 1100

Arlington, Virginia 22203

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:

(703) 522-1315

NOT APPLICABLE

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The AES Corporation is submitting its financial statements and financial statement footnotes for the period ended September 30, 2008 as part of the Securities and Exchange Commission’s (“SEC”) eXtensible Business Reporting Language (“XBRL”) Voluntary Filing Program. XBRL is an emerging XML-based standard in which interactive data tags uniquely identify individual items in a company’s financial statements so they can be accessed directly, without having to search the entire filing.

Attached as Exhibit 100 to this report are the following financial statements from The AES Corporation’s Quarterly Report on Form 10-Q for the period ended September 30, 2008, filed with the SEC on November 6, 2008, formatted in XBRL:  (i) the Condensed Consolidated Balance Sheets at September 30, 2008 and December 31, 2007, (ii) the Condensed Consolidated Statements of Operations for the three and nine months ended September 30, 2008 and 2007, (iii) the Condensed Consolidated Statements of Cash Flows for the nine months ended September 30, 2008 and 2007 and (iv) the Notes to the Condensed Consolidated Financial Statements, tagged as blocks of text. Users of this data are advised pursuant to Rule 401 of Regulations S-T that the financial and other information contained in the XBRL document is unaudited and that these are not the official publicly filed financial statements of The AES Corporation. The purpose of submitting these XBRL formatted documents is to test the related format and technology and, as a result, investors should continue to rely on the official filed version of the furnished documents and not rely on the information in this Current Report on Form 8-K, including Exhibit 100, in making investment decisions.

In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 100, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description

100.INS	XBRL Instance Document

100.SCH	XBRL Taxonomy Extension Schema Document

100.PRE	XBRL Taxonomy Presentation Linkbase Document

100.LAB	XBRL Taxonomy Label Linkbase Document

100.CAL	XBRL Taxonomy Calculation Linkbase Document

100.DEF	XBRL Taxonomy Extension Definition Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

THE AES CORPORATION

Date: November 14, 2008	By:	/s/ Mary E. Wood
		Name:	Mary E. Wood
		Title:	Vice-President and Controller

EXHIBIT INDEX

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description

100.INS	XBRL Instance Document

100.SCH	XBRL Taxonomy Extension Schema Document

100.PRE	XBRL Taxonomy Presentation Linkbase Document

100.LAB	XBRL Taxonomy Label Linkbase Document

100.CAL	XBRL Taxonomy Calculation Linkbase Document

100.DEF	XBRL Taxonomy Extension Definition Linkbase Document